Matthews Asian Funds

www.matthewsfunds.com
PROSPECTUS October 31, 2006 Matthews Asia Pacific Equity Income Fund

The U.S. Securities and Exchange Commission (the “SEC”) has not
approved or disapproved the Fund. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

Matthews Asian Funds
www.matthewsfunds.com

CONTENTS

Please read this document
carefully before you make
any investment decision. If
you have any questions, do
not hesitate to contact us at
800-789-ASIA [2742] or visit
www.matthewsfunds.com.
Also, please keep this
Prospectus with your
other account documents for
future reference.

	Investment Objective of the Fund	4
	Principal Investment Strategy	4
	Principal Risks of Investing in the Fund	5
	Past Performance	10
Please see important information about redemption fees on page 18 The Matthews Asia Pacific Equity Income Fund is part of the Matthews Asian Funds family. Other funds in the Matthews Asian Funds family are offered through a separate prospectus that can be obtained from Matthews Asian Funds or its Distributor, PFPC Distributors, Inc.	Fees and Expenses	10
	Management of the Fund	11
	Shareholder Information
	Pricing of Fund Shares	12
	Purchase of Shares	13
	Exchange of Shares	16
	Selling (Redeeming) Shares	16
	Redemption Fees	18
	Other Shareholder Information	19
	General Information	22
	Privacy Statement	23

Matthews Asia Pacific Equity Income Fund

OBJECTIVE: Total return with an emphasis on providing current income PORTFOLIO MANAGERS: Lead Manager: Andrew T. Foster Co-Manager: Jesper Madsen
SYMBOL: MAPIX

Total Return

Total return includes current income (dividends and distributions paid to shareholders) and capital gains (share price appreciation). The Fund measures total return over longer periods.

Principal Investment Strategy

The Matthews Asia Pacific Equity Income Fund (the “Fund”) seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total net assets in income-paying publicly traded common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments) of companies located in the Asia Pacific region. A company is considered to be located within the Asia Pacific region if, at the time of purchase, it (i) is organized under the laws of a country in that region; (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within a country located in that region; (iii) has the primary trading markets for its securities in a country in that region; or (iv) is a governmental entity or an agency or instrumentality or a political subdivision of a country in that region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand, and Vietnam.

The Fund seeks to provide a level of current income that is higher than the yield generally available in Asia Pacific equity markets over the long-term. The Fund also intends to distribute its realized income, if any, regularly (typically each June and December). In making investment decisions, the Fund’s investment manager, Matthews International Capital Management, LLC (“Matthews” or the “Advisor”), considers a company’s fundamental characteristics, including balance sheet information, number of employees, size and stability of cash flow, management, product lines, marketing strategies, corporate governance, and financial health. Because of the Fund’s focus on providing current income, and the Advisor’s focus on investment fundamentals, the Fund expects that its portfolio will primarily consist of companies with established dividend-paying records. Matthews will seek to invest in companies that have in the past paid high dividends relative to their share prices, or which it believes are well-positioned to grow future dividends, or both. Typically such companies will be of medium or large size but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as (but not limited to): market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees.

The investment objective of the Fund is fundamental. This means that it cannot be changed without the approval of the Fund’s shareholders. The manner in which the Advisor attempts to achieve the Fund’s investment objective as well as the Fund’s intention to distribute its realized income regularly are not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Fund’s Board of Trustees (which oversees the management of the Fund) without shareholder approval, shareholders will be given 60 days’ advance notice of any material change to an investment policy or restriction.

There is no guarantee that your investment in the Fund will increase in value, that the Fund will provide a yield that is higher than available in Asia Pacific equity markets, or that it will be able to distribute its realized income, if any, regularly to shareholders. The value of your investment in the Fund could go down, meaning you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risks of Investing in the Fund

The Fund will invest primarily in common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments of companies located in the Asia Pacific region. There is no guarantee that the Fund’s investment objective will be achieved or that the value of the investments of the Fund will increase. There is also no guarantee that the Fund will be able to distribute its realized income, if any, regularly. If the value of the Fund’s investments declines, the net asset value per share (“NAV”) of the Fund will decline and investors may lose some or all of the value of their investments.

Your investment in the Fund is exposed to many different financial and country-related risks, including, but not limited to, the limited degree of economic development in some countries, uncertainties in legal and financial systems, unusual or unique political structures, unpredictable foreign relations, natural resources dependencies, and the effect of climate and environmental conditions. In addition, when the Fund invests (or reinvests) its assets, it may not invest in securities that would enable the Fund to increase or maintain its then current yield or distribution rate per unit. A description of some of these risks follows, and additional information is included in the Fund’s Statement of Additional Information (“SAI”).

RISKS ASSOCIATED WITH EMERGING MARKETS

Many Asia Pacific countries are considered emerging markets. Investing in emerging markets involves different and greater risks than investing in more-developed markets because, among other things, emerging markets are often less stable politically and economically. In general, the economies of emerging market countries are smaller and less developed than that of the United States. Their stock exchanges and brokerage industries do not have the level of government oversight as do those in the United States. Securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the United States. The absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. In addition, brokerage commissions, custodian services, withholding taxes and other costs relating to investment in emerging markets are generally more expensive than in the United States.

POLITICAL, SOCIAL AND ECONOMIC RISKS

The value of the Fund’s assets may be adversely affected by political, economic, social, and religious instability; changes in laws or regulations of countries within the Asia Pacific region; international relations with other nations; and military activity. Furthermore, the economies of many Asia Pacific countries may differ from the economies of more-developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. The governments of certain countries have placed restrictions on the operational freedom of private enterprise, and have or may in the future nationalize private assets. Asia Pacific countries also have different accounting standards, corporate disclosure, governance and regulatory requirements than in the United States. As a result, there may be less publicly available information about companies in Asia Pacific countries. There is generally less governmental regulation of stock exchanges, brokers and issuers than in the United States, which may result in less transparency with respect to a company’s operations. The Fund may have difficulty obtaining or enforcing judgments against companies of Asia Pacific countries or their management.

CURRENCY RISKS

When the Fund buys or sells securities in an Asia Pacific market, the transaction is undertaken in the local currency rather than in U.S. dollars. To execute such transactions, the Fund must purchase or sell a specified amount of the local currency, which will expose the Fund to the risk that the value of the foreign currency will increase or decrease. Similarly, when the Fund receives income from Asia Pacific securities, the Fund receives local currency rather than U.S. dollars. As a result, the value of the Fund’s portfolio holdings as well as the income derived from these holdings may be impacted.

Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls (or “capital controls”). Such controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income; this, in turn, may undermine the value of the Fund’s holdings and potentially place the Fund’s assets at risk of total loss. In extreme circumstances, such as instances in which a country imposes capital controls that severely limit repatriation, the Fund may suspend shareholders’ redemption privileges for an indefinite period.

RISKS ASSOCIATED WITH SMALLER COMPANIES

The Fund may invest in securities of smaller companies. Matthews measures a company’s size with respect to fundamental criteria such as (but not limited to): market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. Such companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more-established companies or the market indices in general.

LONG-TERM INVESTING AND VOLATILITY

The factors listed above and below may cause the stock markets of the Asia Pacific region to be more volatile. This volatility can cause the price of the Fund’s shares (NAV) to go up or down dramatically. Dramatic changes (volatility) in the price of an investment can be disadvantageous because you may have planned or may need to sell your investment at a time when its value has decreased. Because of this volatility, it is recommended that you invest in the Fund only for the long-term (at least five years or more); so that you will be better able to plan to sell your shares at a time when this volatility will not be as great a factor in your decision process. It is also recommended that your investment in the Fund constitute only a portion of your overall investment portfolio, not all of it. Investing in the Fund may not be appropriate for all investors.

The Fund is not intended for, and attempts are made to discourage, excessive or short-term trading, which may harm performance by compromising portfolio management strategies and increasing Fund expenses. Consequently, such activity poses a risk for your investment in the Fund. See page 18 for a discussion of policies and procedures related to such trading.

RISKS OF HIGHER-YIELDING SECURITIES

The Fund has special risks associated with investing in higher-yielding equities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of the Fund’s holdings in these companies. In addition, higher-yielding securities may exhibit greater sensitivity to interest rate changes. The Fund’s emphasis on such securities may also limit its potential for appreciation during a broad market advance.

TRADING MARKETS AND DEPOSITARY RECEIPTS

Securities of the Asia Pacific region typically are listed on their respective stock exchanges, but may also be traded on other markets within or outside of the Asia Pacific region. Asia Pacific securities may also trade in the form of American, European, International or Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses, and may lack fungibility. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

REGIONAL AND COUNTRY RISKS

In addition to the risks discussed above, there are specific risks associated with investing in the Asia Pacific region. Asia Pacific includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, under developed financial services sectors, heavy reliance on international trade, and economic recessions. The economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. In the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Following World War II, the Korean peninsula was partitioned. The demilitarized zone at the boundary between South Korea and North Korea was established after the Korean War of 1950-1953 and is supervised by United Nations forces. The United States maintains a military force in South Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension and is currently volatile, particularly as North Korea has exhibited nuclear arms capabilities. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. Recently there have also been efforts to increase economic, cultural and humanitarian contacts between North Korea and South Korea. There can be no assurance that such negotiations or efforts will continue to occur or will ease discord between North Korea and South Korea, or regional tensions. Military action or the risk of military action or strains on the economy of North Korea could have a materially adverse effect on all countries in the region, particularly South Korea, China and Japan. Consequently, any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Japan. The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed economies for more than a decade. In response to weak economic performance, deflationary pressures, and its troubled financial sector, the Bank of Japan (BOJ) initiated a strategy of quantitative monetary easing in 2001. This policy allowed the BOJ to inject additional monetary supply into the domestic financial system after traditional monetary policies (such as setting interest rates), became less effective. Recently, indications suggest that Japan’s economy may be recovering and inflation returning. However, the Japanese economy could be negatively impacted should the BOJ increase interest rates prematurely or if the government raised taxes to meet public debt obligations before the economy was on a solid footing. Japan’s neighbors, in particular China, have become increasingly important export markets. While Japan and China’s economic relationship has deepened, the political relationship has become strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. While Japan has improved its oil efficiency, it remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. In the longer term, Japan will have to deal with the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies and should such policies remain, a decreasing workforce could have a negative impact on the economy.

China. Beginning in 1978, the Chinese government initiated a program of economic and market reforms. These reforms could be altered or discontinued at any time. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. China’s long-running conflict with Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula. Should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse affects on some export-dependent sectors.

Hong Kong. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of China under the principle of “one country, two systems.” Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. If China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty whether China will continue to respect the relative independence of Hong Kong and not exert a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself.

Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund’s investments in either China or Taiwan, or make investment in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both countries.

South Korea. Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. The sale of portfolio securities by the Korean Securities Stabilization Fund, a fund established to stabilize the South Korean securities markets, or by other large South Korean institutional investors, may adversely impact the market value of securities in the Fund’s portfolio. The market capitalization and trading volume of issuers in South Korean securities markets are heavily concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Fund. There are also a number of risks to the Fund associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the South Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of the Fund’s investments from declining over time.

Malaysia. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Fund. The Malaysian capital controls have been changed in significant ways since they were first adopted and without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Fund and its shareholders.

Thailand. In recent years Thailand has experienced increased political and militant unrest in its predominantly Muslim southern provinces. While the unrest and associated acts of violence have been contained in the South, it could spread to other parts of the country, impacting the general sentiment as well as the tourism industry. Thailand’s political institutions remain unseasoned, increasing the risk of political uncertainty, which could negatively impact the financial markets. In September 2006, Thailand’s elected government was overthrown in a military coup and replaced by new leadership backed by a military junta. While the new leadership has stated its intention of restoring Thailand’s democracy, there can be no assurance that this will take place. The impact of the coup and military rule on investments in Thai securities is uncertain.

India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption have a significant effect on the economy, which could adversely affect market conditions. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy.

Australia. The Australian economy is dependent, in particular, on the price and demand for agricultural products and natural resources. The United States is Australia’s single largest trade and investment partner, which may make the Australian markets sensitive to economic events in the United States. Australian markets may also be susceptible to sustained increases in oil prices as well as weaknesses in labor markets.

Singapore. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Although Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy.

For more information about strategies and risks, see the Fund’s SAI. The SAI is available to you free of charge. To receive an SAI, please call 800-789-ASIA [2742], visit the Funds’ website at www.matthewsfunds.com, or visit the SEC’s website at www.sec.gov and access the EDGAR database.

Past Performance and Financial Highlights

The Fund is new and does not have a full calendar year of performance or financial information to present. Once it has been in operation a full calendar year, performance (including total return) and financial information will be presented.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) imposed on reinvested dividends (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None
Redemption Fee on shares redeemed within 90 calendar days of purchase (as a percentage of amount redeemed)	2.00%[1]

OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee	0.75%[2]
Distribution (12b-1) Fees	None
Administration and Shareholder Servicing Fees	0.25%[3]
Other Expenses	0.47%[4]
Total Annual Operating Expenses	1.47%[5]

1 Redemption fees are paid directly to the Fund and are intended to offset transaction costs associated with short-term trading of Fund shares.

2 Management fees are reduced to 0.70% for aggregate average daily net assets between $2 billion and $5 billion within the Matthew Asian Funds family, and to 0.65% for aggregate average daily net assets over $5 billion within the Matthews Asian Funds family. Additionally, the Advisor has voluntarily agreed to reduce its fees (i) to 0.6834% for aggregate average daily net assets between $3 and $4 billion within the Matthews Asian Funds family; and (ii) to 0.667% for aggregate average daily net assets for assets between $4 and $5 billion within the Matthews Asian Funds family. This voluntary reduction may be discontinued at any time.

3 Administration and Shareholder Servicing fees are reduced to 0.20% for aggregate average daily net assets between $2 billion and $5 billion within the Matthews Asian Funds family, 0.15% for aggregate average daily net assets between $5 billion and $7.5 billion within the Matthews Asian Funds family, and to 0.125% over $7.5 billion within the Matthews Asian Funds family. Additionally, the Advisor has voluntarily agreed to reduce its fees (i) to 0.1834% for aggregate average daily net assets between $3 and $4 billion within the Matthews Asian Funds family; and (ii) to 0.167% for aggregate average daily net assets for assets between $4 and $5 billion within the Matthews Asian Funds family. This voluntary reduction may be discontinued at any time.

4 “Other Expenses” for the Fund are based on estimates for the current fiscal year.

5 The Advisor has agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Operating Expenses to 1.50%. This waiver and reimbursement arrangement will remain in place until October 31, 2007.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$150
Three Years	$465

Management of the Fund

Matthews International Capital Management, LLC is the investment advisor to the Fund. Matthews’ address is Four Embarcadero Center, Suite 550, San Francisco, California 94111; it can be reached by telephone toll-free at 800-789-ASIA [2742]. The Advisor was founded in 1991 by G. Paul Matthews, who serves as Chairman and Chief Investment Officer. Since its inception, the Advisor has specialized in managing portfolios of Asian securities. Matthews invests the Fund’s assets, manages the Fund’s business affairs, supervises the Fund’s overall day-to-day operations, and provides the personnel needed by the Fund with respect to the Advisor’s responsibilities pursuant to an investment advisory agreement with the Fund. The Advisor also furnishes the Fund with office space and provides certain administrative, clerical and shareholder services to the Fund pursuant to an administration and shareholder servicing agreement with the Fund.

Under an Investment Advisory Agreement between Matthews Asian Funds and the Advisor, as amended August 11, 2006, to reflect the addition of the Matthews Asia Pacific Equity Income Fund, each of the Funds in the Matthews Asian Funds family pays to the Advisor its pro rata portion of an annual advisory servicing fee calculated as a percentage of the aggregate average daily net assets of the Funds in the Matthews Asian Funds family. Under the Investment Advisory Agreement, the Funds in the Matthews Asian Funds family pay the Advisor 0.75% for aggregate average daily net assets up to $2 billion within the Matthews Asian Funds family, 0.70% of aggregate average daily net assets between $2 billion and $5 billion within the Matthews Asian Funds family, and 0.65% of aggregate average daily net assets over $5 billion within the Matthews Asian Funds family. Additionally, the Advisor has voluntarily agreed to reduce its fees (i) to 0.6834% for aggregate average daily net assets for assets between $3 and $4 billion within the Matthews Asian Funds family; and (ii) to 0.667% for aggregate average daily net assets for assets between $4 and $5 billion within the Matthews Asian Funds family. This voluntary reduction may be discontinued at any time.

A discussion regarding the basis for the approval by the Board of Trustees of the Fund’s investment advisory agreement during the six-month period ended December 31, 2006, will be available in the Fund’s annual report for that period.

Pursuant to an Administration and Shareholder Services Agreement between Matthews Asian Funds and the Advisor, as amended August 11, 2006, to reflect the addition of the Matthews Asia Pacific Equity Income Fund, each of the Funds in the Matthews Asian Funds family pays its pro rata portion an annual administration and shareholder servicing fee to the Advisor or other service providers, calculated as a percentage of the aggregate average daily net assets of the Funds in the Matthews Asian Funds family. Under the Administration and Shareholder Services Agreement the Funds in the Mathews Asian Funds family pay the Advisor 0.25% for aggregate average daily net assets up to $2 billion within the Matthews Asian Funds family, 0.20% of aggregate average daily net assets between $2 billion and $5 billion within the Matthews Asian Funds family, 0.15% of aggregate average daily net assets between $5 billion and $7.5 billion within the Matthews Asian Funds family, and 0.125% over $7.5 billion within the Matthews Asian Funds family. The Advisor has voluntarily agreed to reduce its fees (i) to 0.1834% for aggregate average daily net assets for assets between $3 and $4 billion within the Matthews Asian Funds family; and (ii) to 0.167% for aggregate average daily net assets for assets between $4 and $5 billion within the Matthews Asian Funds family. This voluntary reduction may be discontinued at any time. The Advisor receives this compensation for providing certain administrative and shareholder services to current shareholders of the Fund, including overseeing the Fund’s transfer agent, accounting agent, custodian and administrator; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Fund’s third-party administrator for the Trust’s Board meetings; responding to shareholder communications; coordinating shareholder mailings, which includes transmitting proxy statements, annual reports, prospectuses and other correspondence from the Fund to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Fund’s transfer agent; communicating with investment advisers whose clients own or hold shares of the Fund; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

Under a written agreement between the Fund and the Advisor, the Advisor agrees to waive fees and reimburse expenses to the Fund if its expense ratio exceeds 1.50%. In turn, if the Fund’s expenses fall below the level noted above within three years after the Advisor has made such a waiver or reimbursement, the Fund may reimburse the Advisor up to an amount not to exceed its expense limitation. This agreement will continue through at least October 31, 2007, and may be extended for an additional year thereafter.

Portfolio Managers

The Fund is managed by a Lead Portfolio Manager, Andrew T. Foster, and one Co-Portfolio Manager, Jesper Madsen. The Lead Portfolio Manager of the Fund is responsible for its day-to-day investment management decisions and is supported by and consults with the Fund’s Co-Portfolio Manager.

Andrew T. Foster. Mr. Foster is Director of Research of Matthews and a Portfolio Manager of the Adviser. In addition to being the Lead Portfolio Manager of the Fund, Mr. Foster is the Lead Portfolio Manager of the Matthews India Fund, and a Co-Portfolio Manager of the Matthews Asia Pacific, Asian Growth and Income and Asian Technology Funds. Mr. Foster originally joined Matthews in 1998 as Research Analyst, and he held such position at Matthews until 2001, when he left the firm to pursue his M.B.A. from INSEAD in France. Upon completion of his M.B.A. in 2002, he returned to Matthews in his current position as Director of Research in 2003. Mr. Foster previously worked as a management consultant with A.T. Kearney’s Financial Institutions Group in Singapore from 1996 to 1998. He holds an A.B. in Public Policy and a secondary degree in Economics from Stanford University.

Jesper Madsen. Mr. Madsen is Co-Portfolio Manager of the Matthews Asia Pacific Equity Income Fund. He joined Matthews in 2004 as a Research Analyst. In 2002, he worked with the Fixed Income group at Barclays Global Investors, and in 2003 until joining Matthews was an Analyst at Charter Equity Research. In 2002, prior to his employment at Barclays Global Investors, Mr. Madsen was employed at Chemoil Corporation in oil-related sales. Prior to Chemoil, he was traveling and pursuing personal interests. Mr. Madsen has lived and worked in China. In 1999, Mr. Madsen received a B.A. in Politics, Philosophy and Economics from University of York in the United Kingdom.

All members of the investment team travel extensively to the Asia Pacific region to conduct research relating to those markets. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Shareholder Information

Pricing of Fund Shares

The price at which the Fund’s shares are bought or sold is called the net asset value per share, or “NAV.” The Fund’s NAV is computed once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day that the exchange is open for trading, generally 4:00 PM Eastern Time. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The NAV is computed by adding the value of all securities and other assets of the Fund, deducting any liabilities, and dividing by the total number of outstanding shares. The Fund’s expenses are generally accounted for by estimating the total expenses for the year and applying each day’s estimated amount when the NAV calculation is made.

The Fund’s equity and equity-related securities are valued based on market quotations, using outside pricing services, or at fair value as determined in good faith by or under the direction of the Board of Trustees when no market quotations are available or when market quotations have become unreliable. The Board of Trustees has delegated the responsibility of making fair-value determinations to the Pricing Committee, subject to the Fund’s Pricing Policies and oversight by the Board. The Board has retained a third-party pricing service that is utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair-value prices for certain securities held by the Fund. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV typically differ from quoted or published prices for the same securities for that day.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies. Foreign currency exchange rates are determined at the close of trading on the NYSE.

Corporate debt securities (bonds) generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing indicative bid and ask quotations from bond dealers or market makers, or other market information. The Fund may rely on independent pricing services to assist in determining a current market value for each security. The quote selected is the one the Pricing Committee believes to be the most reasonable from a source it believes to be reliable. In the absence of market makers and any indicative quote, the security would be fair-market valued in good faith by the Pricing Committee pursuant to procedures established by the Fund’s Board of Trustees.

Events affecting the value of foreign investments occur between the time at which they are determined and the time at which the Fund’s NAV is determined. The Pricing Committee has established procedures designed to detect such material events, to fair value affected securities, and to reflect them in the calculation of the Fund’s NAV on that day. If events that materially affect the value of the Fund’s foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Fund may be significantly affected on days when shareholders have no access to the Fund. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at prevailing market rates.

Purchase of Shares

The Fund is open for business each day the NYSE is open. You may purchase Fund shares directly from the Fund by mail or by wire without paying any sales charge. The price for each share you buy will be the NAV calculated after your order is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is received before the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on a day the Fund’s NAV is calculated, the price you pay will be that day’s NAV. If your order is received after the close of regular trading on the NYSE (generally, 4:00 PM Eastern Time), the price you pay will be the next NAV calculated.

Generally, you may purchase shares of the Fund directly through the Fund’s underwriter, a registered broker-dealer, by calling 800-789-ASIA [2742]. Shares of the Fund may also be purchased through various securities brokers and benefit plan administrators or their sub-agents who have arrangements with the Fund. These intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 PM Eastern Time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform transfer agency and shareholder servicing for the Fund may receive fees from the Fund for these services. Brokers and benefit plan administrators who also provide distribution services to the Fund may be paid by Matthews (out of its own resources) for providing these services. (For further information, please see “Additional Information About Shareholder Servicing” and “Other Compensation to Intermediaries” on page 20.)

The Fund does not accept third-party checks, temporary (or starter) checks, cash, credit card checks, traveler’s checks, cashier’s checks, official checks or money orders. If the Fund receives notice of insufficient funds for a purchase made by check, the purchase will be cancelled and you will be liable for any related losses or fees the Fund or its transfer agent incurs. The Fund may reject any purchase order or stop selling shares of the Fund at any time. Also, the Fund may vary or waive the initial investment minimum and minimums for additional investments.

Minimum Investments in the Fund (U.S. Residents*)

Non-retirement plan accounts

Initial investment:	$2,500
Subsequent investments:	$250

Retirement plan accounts**

Initial investment:	$500
Subsequent investments:	$50

* Additional limitations apply to non-U.S. residents. Please contact us at 800-789-ASIA [2742] for information and assistance.

** Retirement plan accounts include IRAs and 401(k) plans. Speak with the Fund’s agents for information about the retirement plans available.

Purchasing Shares
	Opening an account (Initial Investment)	Adding to an Account (Subsequent Investments)
BY MAIL Regular Mail Overnight Delivery
■ Complete and sign application
■ Make check payable to:
Matthews Asian Funds
■ Mail application and check to:

Matthews Asian Funds
P.O. Box 9791
Providence, RI 02940

Matthews Asian Funds
101 Sabin Street
Pawtucket, RI 02860-1427

■ Make check payable to:
Matthews Asian Funds
■ Mail check with a statement
stub indicating your fund(s) selection to:

Matthews Asian Funds
P.O. Box 9791
Providence, RI 02940

Matthews Asian Funds
101 Sabin Street
Pawtucket, RI 02860-1427

BY PHONE *Note that wire fees are charged by most banks.
■ Call 800-789-ASIA [2742] or visit www.matthewsFund.com for a New Account Application.
■ Complete and sign the New Account Application
■ Send your New Account Application by regular mail or overnight delivery to one of the addresses above

Wire*
■ Then wire funds using instructions at right

■ Notify Fund’s agent by calling 800-789-ASIA [2742].

Wire*
■ Then wire funds to:
PNC Bank
ABA #031000053
Credit: Matthews Asia Pacific Equity Income Fund
Account #8606905986
FBO: [your name and account number]

ONLINE**	You cannot currently open a new account over the Internet.

■ When you open your account, complete the Online Account Access section and attach a voided check.
■ After you have received confirmation of your purchase,
■ go to www.matthewsfunds.com and click on Account Access, where you will create a login ID and password.

VIA AUTOMATIC INVESTMENT PLAN**	N/A	■ Complete the Automatic Investment Plan section of the application. Be sure to sign the application and include a voided check.
THROUGH A BROKER OR INTERMEDIARY	■ Contact your broker or intermediary, who may charge you a fee for their services.	■ Contact your broker or intermediary, who may charge you a fee for their services.

** If you are a current shareholder and would like to establish Online Account Access and/or an Automatic Investment Plan, please call 800-789-ASIA [2742].

Individual Retirement Accounts

The Matthews Asian Fund family offers Individual Retirement Accounts (IRAs). Applications for IRAs may be obtained by calling 800-789-ASIA [2742]. The IRA custodian, PFPC Trust Company, currently charges an annual maintenance fee of $12.00 per Fund per account. Note that if you own more than one fund in the Matthews Asian Fund family, you will be charged $12.00 for each Fund you hold in an IRA. The maintenance fee covers the costs of the special tax reporting requirements and additional shareholder mailings that are necessary for retirement accounts.

Types of Individual Retirement Accounts offered by the Fund:

Traditional IRA
A Traditional IRA is an IRA with contributions that may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA
A Spousal IRA is an IRA funded by a working spouse in the name of a non-working spouse.

Roth IRA
A Roth IRA is an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Other Accounts

Coverdell Education Savings Account
Similar to a non-deductible IRA, a Coverdell Education Savings Account (ESA) allows you to make non-deductible contributions that can grow tax-free and if used for qualified educational expenses can be withdrawn free of federal income taxes.

For additional information on IRAs or Coverdell ESAs or to request applications, please call 800-789-ASIA [2742] to speak with a Fund representative.

Online Purchases

Shareholders with existing accounts may purchase additional shares directly through the Fund’s website at www.matthewsfunds.com. To choose this option, complete the Online Account Access section of the New Account Application or make subsequent arrangements in writing. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for Internet transactions.

You may not use Internet transactions for your initial purchase of Fund shares. Internet purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate the Internet purchase option at any time.

Exchange of Shares

You may exchange your shares of one Matthews Asian Fund for another; however, you may not exchange into a closed fund unless you have an existing account in that Fund. If the Fund closes completely to new investors, exchanges into that Fund will not be permitted. Currently, the Matthews Asian Growth and Income Fund and the Matthews Pacific Tiger Fund are closed to most new investors, although other Funds may be closed in the future. Note that if you exchange your shares, minimum investment requirements and redemption fees apply. To receive that day’s NAV, any request must be received by before the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). Such exchanges may be made by telephone or the Internet if you have so authorized on your application. Call 800-789-ASIA [2742] for full details. Because excessive exchanges can harm the Fund’s performance, the exchange privilege may be terminated if the Fund believes it is in the best interest of all shareholders to do so.

Selling (Redeeming) Shares

You may redeem shares on any day the Fund is open for business. To receive a specific day’s NAV, your request must be received by the Fund’s agent before the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). If your request is received after 4:00 PM Eastern Time, you will receive the next NAV calculated.

If you are redeeming shares recently purchased by check, we may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days or more after we receive your check.

You may redeem your shares by telephone or Internet; however, in times of extreme market conditions, you may have difficulty getting through to the Fund. If the Fund believes that it is in the best interest of all shareholders, it may modify or discontinue telephone and/or Internet transactions without notice.

Selling (Redeeming) shares
BY MAIL	■ Send a letter to the Fund at the following address:

Regular Mail:	Matthews Asian Funds P.O. Box 9791 Providence, RI 02940

Overnight Delivery:
Matthews Asian Funds
101 Sabin Street
Pawtucket, RI 02860-1427

The letter must include your name and account number, the name of the Fund, and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account.

For security purposes, a medallion signature guarantee will be required if:
■ Your written request is for an amount over $100,000; or
■ The money is to be paid to anyone other than the registered owners; or
■ The money is to be sent to an address that is different from the registered address or to a bank account other than the account that was preauthorized.

BY PHONE	Call 800-789-ASIA [2742]. When you open your account you will automatically have the ability to exchange and redeem shares by telephone unless you specify otherwise on your New Account Application.

BY WIRE
If you have wiring instructions already established on your account, contact us at 800-789-ASIA [2742] to request a redemption by wire. Please note that the Fund charges $9.00 for wire redemptions, in addition to a wire fee that may be charged by your bank.

Note: When you opened your account you must have provided the wiring instructions for your bank with your application.*=

= If your account has already been opened, you may send us a written request to add wiring instructions to your account. Send your request to one of the addresses above and include a signature guarantee.

ONLINE
You must have already obtained Online Account Access. (See “Adding to an Account: Online” on page 14.) Go to www.matthewsfunds.com and click on Account Access, then follow the instructions on how to place a redemption.

THROUGH A BROKER OR INTERMEDIARY	Contact your broker or intermediary, who may charge you a fee for their services.

Procedures to Limit Short-Term Trading

The Fund’s Board of Trustees has adopted policies and procedures applicable to most purchases, exchanges and redemptions of Fund shares to prevent excessive short-term trading by shareholders (the “market-timing procedures”). Although market timing can take place in many forms, the Fund generally defines a market-timing account as any account that habitually redeems or exchanges Fund shares within 90 calendar days after purchasing them. The Fund discourages, and does not accommodate, frequent purchases and redemptions of Fund shares by Fund shareholders. While the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. The Fund or its agent will request representations of compliance with the market-timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

Market-timing activity may cause a dilution in the value of shares held by long-term shareholders. In addition, short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund’s portfolio investments. The Fund, because it invests in overseas securities markets, is particularly vulnerable to market timers, who may take advantage of time zone differences between the close of the foreign markets on which the Fund’s portfolio securities trade and the U.S. markets that generally determine the time as of which the Fund’s NAV is calculated (i.e., time-zone arbitrage). Further, the Fund may invest in small-cap securities and other types of investments that are not frequently traded, including high-yield bonds, which also can be the targets of market timers.

Shareholders whom the Fund or its agents believe have violated the market-timing procedures will be promptly notified by the Fund and/or its agent. If a shareholder, in the opinion of the Fund, continues to violate the market-timing policies after being notified by the Fund or its agent, the account(s) of that shareholder will be closed to new purchases or exchanges of Fund shares.

Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to, among other things:

• Reject a purchase or exchange
• Delay payment of immediate cash redemption proceeds for up to seven calendar days
• Revoke a shareholder’s privilege to purchase Fund shares (including exchanges)
• Limit the amount of any exchange

The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions. Certain intermediaries who sell shares of the Fund impose different controls than the Fund on short-term trading. Please consult with your intermediary.

Redemption Fees

The Fund will assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Fund and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest generally will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Fund is not accepting any new accounts from intermediaries that cannot implement the redemption fee, or provide adequate alternative controls. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

If you purchase shares through an intermediary, consult your intermediary to determine how the 90-calendar-day holding period will be applied.

Please note that the redemption fee also applies to exchanges of shares between Matthews Asian Funds. That is, for purposes of calculating the redemption fee, if you exchange your shares from one Matthews Asian Fund to another within 90 days of purchase, the 2.00% redemption fee will be assessed. In addition, following an exchange, the 90-calendar-day holding period begins anew. Occasionally, when accounts are transferred from one intermediary to another (or to or from the Fund’s transfer agent), shares may not be properly aged within the new account. If you believe you have been charged a redemption fee in error, please contact your financial intermediary or Matthews Asian Funds at 800-789-ASIA [2742].

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Redemption in Kind

Under certain circumstances, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called “redemption in kind.” Note that if you receive securities as well, you will incur transaction charges if you sell them.

Signature Guarantees

The Fund requires a medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud); the redemption of corporate, partnership or fiduciary accounts; or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 800-789-ASIA [2742] for information on obtaining a signature guarantee.

Other Shareholder Information

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is downloadable on the Matthews Asian Funds website at www.matthewsfunds.com.

Telephone and Internet Security

The convenience of using telephone and/or Internet transactions may result in decreased security. The Fund employs certain security measures as it processes these transactions. If such security procedures are used, the Fund or its agents will not be responsible for any losses that you incur because of a fraudulent telephone or Internet transaction.

Minimum Size of an Account

The Fund reserves the right to redeem small accounts (excluding IRAs) that fall below $2,500 due to redemption activity. If this happens to your account, you may receive a letter from the Fund giving you the option of investing more money into your account or closing it. Accounts that fall below $2,500 due to market volatility will not be affected.

Additional Information About Shareholder Servicing

The operating expenses of the Fund include the cost of maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related servicing generally known as "sub-transfer agency" or "shareholder servicing." For shareholders who open accounts directly, PFPC Inc. ("PFPC") performs these services as part of the various services it provides to the Fund under an agreement between the Fund and PFPC. For shareholders who purchase shares through a broker or other financial intermediary, some or all of these services may be performed by that intermediary. For performing these services, the intermediary seeks compensation from the Fund or the Advisor. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board of Trustees has made a reasonable allocation of the portion of such bundled fees, and the Advisor pays from its own resources, that portion of the fee that the Board of Trustees determines may represent compensation to intermediaries for distribution services.

Other Compensation to Intermediaries

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. The level of payments will vary for each particular intermediary. These additional cash payments generally represent some or all of the following: (a) payments to intermediaries to help defray the costs incurred to educate and train personnel about the Fund, (b) marketing support fees for providing assistance in promoting the sale of Fund shares, (c) access to sales meetings, sales representatives and management representatives of the intermediary, (d) inclusion of the Fund on the sales list, including a preferred or select sales list, or other sales program of the intermediary, (e) as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. A number of factors will be considered in determining the level of payments, including the intermediary’s sales, assets and redemption rates, as well as the nature and quality of the intermediary’s relationship with the Advisor. Aggregate payments may change from year to year and the Advisor will, on an annual basis, determine the advisability of continuing these payments.

Distributions

The Fund intends to distribute its realized income regularly, typically in each June and December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. All such distributions are reinvested automatically in additional shares at the current NAV, unless you elect to receive them in cash. If you hold the shares directly with the Fund, the manner in which you receive distributions may be changed at any time by writing to the Fund.

Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year will be reinvested in your account.

Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when the Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

Taxes

This section only summarizes some income tax considerations that may affect your investment in the Fund. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation. An investment in the Fund has certain tax consequences, depending on the type of account that you have. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November or December and paid the following January are taxable as if they were paid on December 31.

The exchange of one Matthews Asian Fund for another is a “taxable event,” which means that if you have a gain, you may be obligated to pay tax on it. If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

Part of a distribution may include realized capital gains, which may be taxed at different rates depending on how long the Fund has held specific securities.

Make sure you have an accurate Social Security number or taxpayer I.D. number on file with the Fund. If you do not, you may be subject to backup withholding on your distributions.

Speak with your tax advisor concerning state and local tax laws, which may produce different consequences than those under federal income tax laws.

General Information

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our Privacy Statement on page 23.

Shareholder Reports

You will receive an annual report (audited by independent accountants), a semi-annual report and two quarterly reports from the Fund. These reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its reporting period. To save costs, if you have two or more accounts with the same registration, only one report per period will be sent to you.

Statement of Additional Information (SAI)

The Statement of Additional Information, which is incorporated into this prospectus by reference and dated October 31, 2006, is available to you without charge. It contains more detailed information about the Fund.

How to Obtain Additional Information

CONTACTING MATTHEWS ASIAN FUNDS
You can obtain free copies of the above-mentioned reports and the SAI by visiting the Fund’s website at www.matthewsfunds.com. To request additional information or to speak to the Fund representative, contact the Fund at:

                     Matthews Asian Funds
                     P.O. Box 9791
                     Providence, RI 02940
                     800-789-ASIA [2742]

OBTAINING INFORMATION FROM THE SEC
You can visit the SEC’s website at www.sec.gov to view the Prospectus, SAI and other information. You can also view and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. Also, you can obtain copies of this information by sending your request and duplication fee to: SEC Public Reference Room, Washington, D.C. 20549-0102. To find out more about the Public Reference Room, call the SEC at 202-551-8090. You may also e-mail the SEC at publicinfo@sec.gov to obtain additional information about the Fund.

Not part of the prospectus.

Privacy Statement

Matthews Asian Funds will never sell or share your personal information with other companies. While it is necessary for us to collect certain non-public personal information about you when you open an account (such as your address and Social Security number), we protect this information and use it only for communication purposes or to assist us in providing the information and services necessary to address your financial needs. We respect your privacy and are committed to ensuring that it is maintained.

As permitted by law, it is sometimes necessary for us to share your information with companies that perform administrative or marketing services on our behalf, such as transfer agents and/or mail facilities that assist us in shareholder servicing or distribution of investor materials. These companies will use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your personal information.

When using Matthews Asian Funds’ Online Account Access, you will be required to provide personal information to gain access to your account. For your protection, the login screen resides on a secure server.

For additional information about Matthews Asian Funds:

www.matthewsfunds.com

800-789-ASIA [2742] Matthews Asian Funds P.O. Box 9791 Providence, RI 02940

Investment Company Act File Number: 811-08510

Distributed by PFPC Distributors, Inc.

Matthews Asian Funds www.matthewsfunds.com Matthews Asian Funds Four Embarcadero Center, Suite 550 San Francisco, CA 94111

MAPEIFP-1006-50M-FST	800-789-ASIA [2742]